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                                EXHIBIT (10)(A)
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                        CONSENT OF INDEPENDENT AUDITORS

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                                                                     EXHIBIT 10A

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 27, 1998 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4 No. 333-7509) and related Prospectus of the Flexible Premium Individual Deferred Variable Annuity.

                                                Ernst & Young LLP

Des Moines, Iowa
July 10, 1998